FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Olivia Snyder/Catherine Livingston, FGS Global,
212-687-8080
J. Bryant Kirkland, Douglas Elliman Inc.
305-579-8000

DOUGLAS ELLIMAN INC. REPORTS FOURTH QUARTER AND FULL YEAR 2025 FINANCIAL RESULTS

Company builds momentum on revenue base and continues thoughtful expense reductions, driving meaningful improvement in Net Income to $15.2 million and Adjusted EBITDA for the year ended December 31, 2025

MIAMI, FL, March 13, 2026 - Douglas Elliman Inc. (“Douglas Elliman” or the “Company”) (NYSE:DOUG) today announced financial results for the three months and year ended December 31, 2025.

“Douglas Elliman delivered solid results in the fourth quarter and for the full year 2025, reflecting the beginning stages of our strategic realignment and continued focus on disciplined financial management,” said Michael S. Liebowitz, Chief Executive Officer of Douglas Elliman Inc. “Throughout the year, we took bold steps to strengthen our core business, expand our presence in key luxury markets, and invest in technology, talent, and agent resources. Our entry into new international destinations, the launch of Elliman Capital in Florida and New York, and the addition of experienced leaders to our team have positioned us well for future growth. With our sharpened strategic focus, strengthened financial position, and unwavering commitment to client service, we believe we are poised to capitalize on emerging opportunities and drive long-term value for our clients, agents, and stockholders.”

Bryant Kirkland, Chief Financial Officer of Douglas Elliman, added, “Our 2025 financial performance demonstrates the early benefits of our decisive actions to enhance profitability and operational efficiency. We reported increased revenue and a meaningful improvement in operating losses compared to the prior year. Our Development Marketing division’s pipeline remains strong, stemming from significant investments made in the business in recent years. Importantly, the sale of our property management business and the redemption of our convertible notes solidified our financial position, with $115.5 million of cash and cash equivalents and no long-term debt at year-end. We are confident that our strong balance sheet, differentiated platform, and enduring brand leadership in the luxury segment will continue to provide competitive advantages as we execute our growth strategy.”

GAAP Financial Results
Three months ended December 31, 2025.
Fourth quarter 2025 revenues were $245.4 million, compared to revenues of $243.3 million in the fourth quarter of 2024. The Company recorded operating income of $67.0 million in the fourth quarter of 2025, compared to an operating loss of $16.3 million in the fourth quarter of 2024. Net income attributed to Douglas Elliman for the fourth quarter of 2025 was $68.6 million, or $0.68 per diluted common share, compared to net loss of $6.0 million, or $0.07 per diluted common share, in the fourth quarter of 2024.
Year ended December 31, 2025.
For the year ended December 31, 2025, revenues were $1.033 billion, compared to revenues of $995.6 million for the year ended December 31, 2024. The Company recorded operating income of $45.5 million for the year ended December 31, 2025, compared to operating loss of $68.8 million for the year ended December 31, 2024. Net income attributed to Douglas Elliman for the year ended December 31, 2025 was $15.2 million, or $0.17 per diluted common share, compared to net loss of $76.3 million, or $0.91 per diluted common share, for the year ended December 31, 2024.
Non-GAAP Financial Measures
Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial results for the three months and year ended December 31, 2025 and 2024 are included in Tables 2, 3 and 4.
Three months ended December 31, 2025 compared to the three months ended December 31, 2024
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) was a loss of $10.6 million for the fourth quarter of 2025, compared to a loss of $6.6 million for the fourth quarter of 2024.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $14.2 million, or $0.17 per diluted share, for the fourth quarter of 2025, compared to Adjusted Net Income of $1.3 million, or $0.01 per diluted share, for the fourth quarter of 2024.
Year ended December 31, 2025 compared to the year ended December 31, 2024
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) was a loss of $14.0 million for the year ended December 31, 2025, compared to a loss of $24.1 million for the year ended December 31, 2024.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $27.1 million, or $0.32 per diluted share, for the year ended December 31, 2025, compared to $29.6 million, or $0.35 per diluted share, for the year ended December 31, 2024.
Gross Transaction Value
For the fourth quarter of 2025, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $9.6 billion, compared to approximately $8.8 billion for the fourth quarter of 2024. For the fourth quarter of 2025, Douglas Elliman Realty, LLC reported an average price per transaction of $1.84 million.
For the year ended December 31, 2025, Douglas Elliman Realty, LLC achieved gross transaction value of approximately $39.8 billion, compared to approximately $36.4 billion for the year ended December 31, 2024. For the year ended December 31, 2025, Douglas Elliman Realty, LLC reported an average price per transaction of $1.86 million. Further detail on Gross Transaction Value is included in Table 4.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $115.5 million at December 31, 2025.
Conference Call to Discuss Fourth Quarter and Full Year 2025 Results
As previously announced, the Company will host a conference call and webcast to discuss its fourth quarter 2025 results on Friday, March 13, 2026 at 8:00 a.m. (ET).
Investors may access the call via live webcast at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Fourth-Quarter-and-Full-Year-Earnings-Call. Please join the webcast at least 10 minutes prior to the start time.
A replay of the webcast will be available shortly after the call ends on March 13, 2026 through March 27, 2026 at https://join.eventcastplus.com/eventcastplus/douglas-elliman-inc-fourth-quarter-2025-earnings-call.

Non-GAAP Financial Measures
Adjusted EBITDA attributed to Douglas Elliman and Adjusted Net Loss attributed to Douglas Elliman (referred to as the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance.
The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess the operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income/loss) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income/loss, net income/loss and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2, 3 and 4 is information relating to the Company’s Non-GAAP Financial Measures for the three months and full years ended December 31, 2025 and 2024.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the United States with operations in New York City, Long Island, Westchester, Connecticut, New Jersey, the Hamptons, Massachusetts, Florida, California, Texas, Colorado, Nevada, Maryland, Virginia, and Washington, D.C. In addition, Douglas Elliman provides other real estate services, including development marketing, mortgage as well as settlement and escrow services in select markets, and uses as well as invests in early-stage, disruptive property technology solutions and companies. Additional information concerning Douglas Elliman is available on its website, investors.elliman.com.

Investors and others should note that we may post information about Douglas Elliman on our website at investors.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, X, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at investors.elliman.com and on our social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this press release are forward-looking. We identify forward-looking statements in this press release by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2024 and, when filed, our Annual Report on Form 10-K for the year ended December 31, 2025. We undertake no responsibility to publicly update or revise any forward-looking statement, except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Revenues:
Commissions and other brokerage income	$240,329	$231,905	$989,842	$946,557
Property management	2,197	9,084	31,592	36,785
Other ancillary services	2,922	2,332	11,621	12,285
Total revenues	245,448	243,321	1,033,055	995,627

Expenses:
Real estate agent commissions	188,081	179,213	771,971	743,819
Sales and marketing	21,189	19,915	80,708	82,606
Operations and support	17,642	14,770	70,720	70,342
General and administrative	25,229	37,243	110,951	117,773
Technology	5,325	6,085	22,590	23,386
Depreciation and amortization	2,075	1,928	8,377	7,736
Antitrust litigation settlement expense	—	—	—	17,750
Impairment of fixed assets	—	—	2,275	—
Restructuring	544	425	1,636	1,041
Gain on disposal of business	(81,655)	—	(81,655)	—
Operating income (loss)	67,018	(16,258)	45,482	(68,826)

Other income (expenses):
Interest expense	(421)	(1,464)	(5,069)	(2,939)
Interest income	914	1,544	4,900	5,533
Equity in earnings (losses) from equity-method investments	9	(13)	187	36
Loss on extinguishment of liability	(466)	—	(466)	—
Change in fair value of the derivative embedded within convertible debt	4,678	5,188	(28,482)	(14,978)
Investment and other (losses) gains	(22)	4,664	1,318	5,289
Income (loss) before provision for income taxes	71,710	(6,339)	17,870	(75,885)
Income tax expense (benefit)	3,549	(251)	3,560	1,117

Net income (loss)	68,161	(6,088)	14,310	(77,002)

Net loss attributed to non-controlling interest	407	91	909	686

Net income (loss) attributed to Douglas Elliman Inc.	$68,568	$(5,997)	$15,219	$(76,316)

Per basic common share:

Net income (loss) applicable to common shares attributed to Douglas Elliman Inc.	$0.77	$(0.07)	$0.17	$(0.91)

Per diluted common share:

Net income (loss) applicable to common shares attributed to Douglas Elliman Inc.	$0.68	$(0.07)	$0.17	$(0.91)

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024

Net income (loss) attributed to Douglas Elliman Inc.	$68,568	$(5,997)	$15,219	$(76,316)
Interest expense	421	1,464	5,069	2,939
Interest income	(914)	(1,544)	(4,900)	(5,533)
Income tax expense (benefit)	3,549	(251)	3,560	1,117
Net loss attributed to non-controlling interest	(407)	(91)	(909)	(686)
Depreciation and amortization	2,075	1,928	8,377	7,736
EBITDA	$73,292	$(4,491)	$26,416	$(70,743)

Results from operations of disposed business [a]	(254)	(1,216)	(6,621)	(6,323)
Stock-based compensation expense[b]	2,256	(4,143)	8,577	6,574
Equity in (earnings) losses from equity-method investments [c]	(9)	13	(187)	(36)
Gain on disposal of business	(81,655)	—	(81,655)	—
Change in fair value of the derivative embedded within convertible debt	(4,678)	(5,188)	28,482	14,978
Loss on extinguishment of liability	466	—	466	—
Litigation, settlement and related settlement expenses, net [d]	(1,075)	10,630	7,637	33,333
Executive employee severance and separation expenses [e]	194	2,010	(299)	2,010
Impairment of fixed assets	—	—	2,275	—
Restructuring	544	425	1,636	1,041
Investment and other gains	22	(4,664)	(1,318)	(5,289)
Adjusted EBITDA	(10,897)	(6,624)	(14,591)	(24,455)
Adjusted EBITDA attributed to non-controlling interest	327	5	601	349
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(10,570)	$(6,619)	$(13,990)	$(24,106)

a Represents results from operations of Residential Management Group, LLC, which conducts business as Douglas Elliman Property Management (“DEPM”), which was disposed on October 24, 2025. This adjustment also includes the corporate allocation to Douglas Elliman Realty, LLC (“DER”) from DEPM. The expenses associated with the corporate allocation to DEPM have continued at DER after the disposal.
b Represents amortization of stock-based compensation.
c Represents equity in (earnings) losses recognized from the Company’s investments in equity-method investments that are accounted for under the equity-method and are not consolidated in the Company’s financial results.
d Represents unusual litigation expense, settlement and related expenses incurred in connection with industry-wide antitrust class action lawsuits and other matters related to employees and agents. For the year ended December 31, 2025, the Company incurred such expenses of $7,637, net of amounts recovered from insurance, which was included in general and administrative expenses in the consolidated statement of operations. For the year ended December 31, 2024, the Company incurred unusual litigation expense, settlement and related expenses, net of $33,333, of which $17,750 was included in litigation settlement expense and $15,583 was included in general and administrative expenses.
e Represents executive severance and separation expenses, net of amounts recovered from insurance. All amounts are included within general and administrative expenses on the consolidated statement of operations.

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET (LOSS) INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024

Net income (loss) attributed to Douglas Elliman Inc.	$68,568	$(5,997)	$15,219	$(76,316)

Results from operations of disposed business [a]	(230)	(1,079)	(6,269)	(5,650)
Gain on disposal of business	(81,655)	—	(81,655)	—
Restructuring	544	425	1,636	1,041
Change in fair value of the derivative embedded within convertible debt	(4,678)	(5,188)	28,482	14,978
Loss on extinguishment of liability	466	—	466	—
Non-cash amortization of debt discount on convertible debt	154	496	1,814	983
Impairment of fixed assets	—	—	2,275	—
Litigation, settlement and related settlement expenses, net	(1,075)	10,630	7,637	33,333
Executive employee severance and separation expenses	194	2,010	(299)	2,010
Total adjustments	(86,280)	7,294	(45,913)	46,695

Tax expense related to adjustments	3,549	—	3,560	—
Adjusted net (loss) income attributed to Douglas Elliman Inc.	$(14,163)	$1,297	$(27,134)	$(29,621)

Per diluted common share:
Adjusted net (loss) income applicable to common shares attributed to Douglas Elliman Inc.	$(0.17)	$0.01	$(0.32)	$(0.35)

a Represents operating income and other income of DEPM, which was disposed on October 24, 2025 (DEPM’s operating income was a component of the Company’s Statement of Operations on Table 1 of this press release). This adjustment also includes the corporate allocation to DER from DEPM. The expenses associated with the corporate allocation to DEPM have continued at DER after the disposal.

TABLE 4
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
KEY BUSINESS METRICS
(Unaudited)
(Dollars in Thousands, Except for Gross Transaction Value)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Revenues:
Commissions and other brokerage income	$240,329	$231,905	$989,842	$946,557
Property management	2,197	9,084	31,592	36,785
Other ancillary services	2,922	2,332	11,621	12,285
Total revenues	$245,448	$243,321	$1,033,055	$995,627

Gross transaction value (in billions)	$9.6	$8.8	$39.8	$36.4
Total transactions	5,239	5,335	21,338	21,779